                      E. I. DU PONT DE NEMOURS AND COMPANY

                    OFFER TO EXCHANGE             SHARES OF
                      CLASS B COMMON STOCK OF CONOCO INC.
                       FOR EACH SHARE OF COMMON STOCK OF
   E. I. DU PONT DE NEMOURS AND COMPANY UP TO AN AGGREGATE OF      SHARES OF

   COMMON STOCK OF E. I. DU PONT DE NEMOURS AND COMPANY HELD BY UNITED STATES
                                    PERSONS


To Brokers, Securities Dealers, Commercial Banks, Trust Companies and Other
Nominees:


     E. I. du Pont de Nemours and Company ("DuPont") is offering, upon the terms and subject to the conditions set forth in the enclosed Offering
Circular - Prospectus dated             , 1999 (the "Offering
Circular - Prospectus") and the enclosed Letter of Transmittal (the "Letter of Transmittal"; and together with the Offering Circular - Prospectus, the
"Exchange Offer"), to exchange up to           shares of Class B common stock,
par value $.01 per share ("Conoco Class B Common Stock"), of Conoco Inc. ("Conoco") for each share tendered of common stock, par value $.30 per share, of DuPont ("DuPont Common Stock") held by a United States person up to an aggregate
of                shares of DuPont Common Stock tendered and exchanged.



     The Exchange Offer is available only to DuPont stockholders who are United States persons, as explained on page 25 of the Offering Circular-Prospectus. A United States person for purposes of the Exchange Offer is any person that is:


     - an individual who is a United States citizen or United States resident for United States federal income tax purposes;


     - a corporation, partnership, limited liability company or other entity created or organized in the United States or under the laws of the United States or of any state within the United States;


     - an estate which is subject to United States income tax on all of its income, regardless of the source of such income; or


     - a trust if a United States court is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust. Such a trust includes, without limitation, any United States pension trust organized under Section 401(a) of the Internal Revenue Code.



     We are asking you to contact your clients who are United States persons with United States addresses for whom you hold shares of DuPont Common Stock registered in your name or in the name of your nominee. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. No domestic stock transfer taxes will be payable as a result of the transaction. DuPont will pay all applicable foreign stock transfer taxes, except as otherwise provided in Instruction 6 of the Letter of Transmittal.



     DuPont will pay to a Soliciting Dealer, as defined herein, a solicitation fee of $0.75 per share, up to a maximum of 1,000 shares per tendering shareholder, for each share of DuPont Common Stock tendered and accepted for exchange pursuant to the Exchange Offer if such Soliciting Dealer has affirmatively solicited and obtained such tender, except that no solicitation fee shall be payable in connection with a tender of shares of DuPont Common Stock by a shareholder (a) tendering more than 10,000 shares of DuPont Common Stock or (b) tendering outside of the United States. "Soliciting Dealer" includes (1) any broker or dealer in securities which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. or (2) any bank or trust company located in the United States. In order for a Soliciting Dealer to receive a solicitation fee with respect to the tender of shares of DuPont Common Stock, the Exchange Agent must have received by three NYSE trading days after the expiration date a properly completed and executed form entitled "Notice of Solicited Tenders" as attached.



     SOLICITING DEALERS SHOULD TAKE CARE TO ENSURE PROPER RECORD-KEEPING TO DOCUMENT THEIR ENTITLEMENT TO ANY SOLICITATION FEE. DUPONT AND THE EXCHANGE AGENT RESERVE THE RIGHT TO REQUIRE ADDITIONAL INFORMATION, IF DEEMED TO BE WARRANTED.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Exchange Agent and DuPont in their discretion, which determination will be final and binding. Neither the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.



     Soliciting Dealers will include any of the organizations described in clauses (1) and (2) above even when the activities of such organizations in connection with the Exchange Offer consist solely of forwarding to clients material relating to the Exchange Offer, including the Offering
Circular -- Prospectus and the related Letter of Transmittal, and tendering shares of DuPont Common Stock as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any share of DuPont Common Stock. No Soliciting Dealer is required to make any recommendation to holders of shares of DuPont Common Stock as to whether to tender or refrain from tendering in the Exchange Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Exchange Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Exchange Offer, the term "solicit" shall be deemed to mean no more than processing shares of DuPont Common Stock tendered or forwarding to customers materials regarding the Exchange Offer.



     No fee shall be paid to a Soliciting Dealer with respect to shares of DuPont Common Stock beneficially owned by such Soliciting Dealer or with respect to any shares that are registered in the name of a Soliciting Dealer unless such shares are held by such Soliciting Dealer as nominee and are tendered for the benefit of a beneficial holder. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of DuPont, Conoco, the Exchange Agent, the Dealer Manager or the Information Agent for purposes of the Exchange Offer.


     Enclosed is a copy of each of the following documents:

     1. The Offering Circular - Prospectus.

     2. The Letter of Transmittal for your use and for the information of your clients.

     3. The Notice of Guaranteed Delivery.

     4. A form of letter which may be sent to your clients for whose account you hold shares of DuPont Common Stock registered in your name or the name of your nominee with space provided for obtaining the clients' instructions with regard to the Exchange Offer.

     5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     6. A return envelope addressed to the First Chicago Trust Company of New York, the Exchange Agent.


     Your prompt action is requested. The Exchange Offer will expire at 12:00
Midnight, New York City time, on             , 1999, or if extended by DuPont,
the latest date and time to which extended (the "Expiration Date"). Shares of DuPont Common Stock tendered pursuant to the Exchange Offer may be withdrawn, subject to the procedures described in the Offering Circular - Prospectus, at
any time prior to the Expiration Date and after             , 1999, if not
theretofore accepted for exchange.



     To participate in the Exchange Offer, certificates for shares of DuPont Common Stock (or evidence of a book-entry delivery into the Exchange Agent's account at The Depository Trust Company) and a duly executed and properly completed Letter of Transmittal or a manually signed facsimile thereof together with any other required documents, or an agent's message in connection with a book-entry transfer, must be delivered to the Exchange Agent as indicated in the Exchange Offer. If holders of shares of DuPont Common Stock wish to tender their shares, but it is impracticable for them to do so prior to the Expiration Date, a tender may be effected by following the guaranteed delivery procedures described in the Offering Circular - Prospectus under "The Exchange
Offer -- Guaranteed Delivery Procedure."



     Additional information concerning the Exchange Offer and additional copies of the enclosed material may be obtained from D.F. King & Co., Inc. (the "Information Agent") at (800) 755-3105 (toll free) in the United States or at
(212) 269-5550 (collect) elsewhere.

                          NOTICE OF SOLICITED TENDERS


     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE EXPIRATION DATE TO THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER. NOTICES MAY BE DELIVERED BY FACSIMILE TO THE EXCHANGE AGENT AT (201) 222-4720 OR (201) 227-4721 (CONFIRM RECEIPT BY TELEPHONE (201) 222-4707).



                    BENEFICIAL OWNERS QUALIFIED FOR ODD-LOT



-----------------------------------------------------------------------------------------------------------------------
    DTC PARTICIPANT           VOI TICKET              VOI TICKET           NUMBER OF SHARES      NUMBER OF BENEFICIAL
        NUMBER                  NUMBER                   TOTAL           REQUESTED FOR PAYMENT   OWNER(S) REPRESENTED
-----------------------------------------------------------------------------------------------------------------------

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



                   BENEFICIAL OWNERS OF 1,000 OR LESS SHARES



-----------------------------------------------------------------------------------------------------------------------
    DTC PARTICIPANT           VOI TICKET              VOI TICKET           NUMBER OF SHARES      NUMBER OF BENEFICIAL
        NUMBER                  NUMBER                   TOTAL           REQUESTED FOR PAYMENT   OWNER(S) REPRESENTED*
-----------------------------------------------------------------------------------------------------------------------

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



    BENEFICIAL OWNERS OF GREATER THAN 1,000 AND NOT MORE THAN 10,000 SHARES



-----------------------------------------------------------------------------------------------------------------------
    DTC PARTICIPANT           VOI TICKET              VOI TICKET           NUMBER OF SHARES      NUMBER OF BENEFICIAL
        NUMBER                  NUMBER                   TOTAL           REQUESTED FOR PAYMENT   OWNER(S) REPRESENTED*
-----------------------------------------------------------------------------------------------------------------------

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


---------------

* Use attached sheet if ticket represents more than one Beneficial Owner.

    BENEFICIAL OWNERS OF GREATER THAN 1,000 AND NOT MORE THAN 10,000 SHARES



                        BENEFICIAL OWNER BREAKDOWN FORM



DTC Participant Number: ------------------------


VOI Ticket Number: ------------------------


VOI Ticket Total: ---------------------



                 ------------------------------------------------------------
                 NUMBER OF SHARES REQUESTED FOR PAYMENT PER BENEFICIAL OWNER
                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 TOTAL
                 ------------------------------------------------------------



     The acceptance of compensation by such soliciting dealer will constitute a representation by it that: (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular-Prospectus; and (3) in soliciting tenders of shares of DuPont Common Stock, it has used no soliciting materials other than those furnished by DuPont.


Print Firm Name
------------------------------------  Address-----------------------------------

Authorized Signature
------------------------------- City, State, Zip Code---------------------------

Area Code and Telephone Number---------------- Attention------------------------

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------

                                 (Please Print)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
--------------------------------------------------------------------------------

Applicable VOI Number                           Number of Shares
----------------------------------------------- --------------------------------

 If solicitation fees are to be paid to another Eligible Institution(s), please complete the following:

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------

                                 (Please Print)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
--------------------------------------------------------------------------------

Applicable VOI Number                           Number of Shares
----------------------------------------------- --------------------------------


*NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.


                                        Very truly yours,

                                        E. I. DU PONT DE NEMOURS AND COMPANY

     NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF DUPONT, CONOCO, THE EXCHANGE AGENT, THE DEALER MANAGER OR THE INFORMATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE OFFERING CIRCULAR-PROSPECTUS OR THE LETTER OF TRANSMITTAL.